GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Class IR and Class R Shares of the

Goldman Sachs Mid Cap Value Fund

(the “Fund”)

Supplement dated July 10, 2015 to the

Prospectus (the “Prospectus”), the Summary Prospectus (the “Summary Prospectus”)

and the Statement of Additional Information (“SAI”),

each dated December 29, 2014, as supplemented to date

Dolores Bamford, portfolio manager for the Fund, has announced that she will be retiring from Goldman Sachs. Effective September 1, 2015, Ms. Bamford no longer serves as a portfolio manager for the Fund and Sung Cho will serve as a portfolio manager for the Fund.

Accordingly, effective September 1, 2015, the Fund’s disclosure is modified as follows:

All references to Ms. Bamford in the Prospectus, Summary Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Mid Cap Value Fund—Summary—Portfolio Management” section of the Prospectus and in the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Sean Gallagher, Managing Director, Chief Investment Officer, Value Equity, has managed the Fund since 2001; Andrew Braun, Managing Director, has managed the Fund since 2001; Timothy Ryan, CFA, Vice President, has managed the Fund since 2015; and Sung Cho, CFA, Vice President, has managed the Fund since 2015.

The following is added to the table under the Value Investment Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Sung Cho, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2015	Mr. Cho joined the Investment Adviser in 2004. He is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. Prior to joining GSAM, he was a management consultant focused on Strategy and Operations at Deloitte Consulting.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQVAL3PMSTK 07-15